SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 21, 1999

                                IOS CAPITAL, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                  File No. 0-20405            23-2493042
(State or other jurisdiction       (Commission File          (IRS Employer
     of incorporation)                 Number)               Identification
                                                                Number)


             1738 Bass Road, Macon, Georgia                  31210
        (Address of principal executive offices)           (Zip Code)


                                 (912) 471-2300
               Registrant's telephone number, including area code:


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On October 21, 1999, the Registrant's parent, IKON Office Solutions, Inc. ("IKON"), announced its expectation, based on preliminary information, that IKON's earnings would not meet the First Call consensus estimate of $.22 per share for the fiscal fourth quarter ended September 30, 1999, and further announced that such earnings were expected to be in the range of $.13 to $.15 per share. IKON's press release dated October 21, 1999 containing further detail is attached.

         On October 21, 1999, IKON also announced that Robert M. Furek, Thomas
R. Gibson, and Arthur E. Johnson had been elected to IKON's Board of Directors. IKON's press release dated October 21, 1999 containing further detail is attached.

         On October 27, 1999, IKON announced its earnings for the fiscal fourth quarter and year ended September 30, 1999. IKON's press release dated October 27, 1999 containing further detail is attached.

         This Report includes or incorporates by reference information which may constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to: statements concerning expected revenue growth, cost savings and increased margins resulting from IKON's growth and productivity initiatives; and statements concerning special charges, cash impact and expected savings relating to certain planned asset dispositions and consolidations by IKON. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking information is based upon management's current plans or expectations and is subject to a number of risks and uncertainties, which apply to both the Registrant and IKON, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in the Registrant's 1998 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

c.   The following  exhibits are furnished in accordance  with the provisions of
     Item 601 of Regulation S-K:

     (99) IKON's Press Release dated October 21, 1999

     (99.1) IKON's Press Release dated October 21, 1999

     (99.2) IKON's Press Release dated October 27, 1999

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 IOS CAPITAL, INC.




                                                  By:  /s/Harry Kozee
                                                       Harry Kozee
                                                       Vice President - Finance




Dated: October 27, 1999